SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers MSCI Kokusai Equity ETF (KOKU)
At a meeting held on February 17, 2022, the Board of Trustees (“Board”) for Xtrackers MSCI Kokusai Equity ETF (“Fund”), based on the recommendation of DBX Advisors LLC, the Fund’s investment advisor, approved a Creation Unit size change from 50,000 shares to 10,000 shares, effective on or about February 24, 2022.
Please Retain This Supplement for Future Reference
February 17, 2022
PROSTKR22-16